UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 2, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Cincinnati Bell Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to report the appointment of Walter A. Dods, Jr. to the Company’s Governance & Nominating Committee and Meredith J. Ching to the Company’s Compensation Committee.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 2, 2018, pursuant to the Agreement and Plan of Merger dated as of July 9, 2017, among the Company, Twin Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, and Hawaiian Telcom Holdco, Inc., a Delaware corporation (“HT”), the Board of Directors (the “Board”) of the Company appointed Walter A. Dods, Jr. and Meredith J. Ching as directors of the Company (the “HT Directors”). The HT Directors’ appointment to the Board was reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 2, 2018 (the “Original Form 8-K”); such disclosure is incorporated herein by reference in its entirety. At the time of the filing of the Original Form 8-K with the SEC, the HT Directors’ committee assignments had not been determined. On and effective as of August 2, 2018, the Board appointed Mr. Dods to the Governance & Nominating Committee and Ms. Ching to the Compensation Committee.

Each of the HT Directors will be eligible to receive the Company’s standard non-employee director compensation (as adjusted in each case for the partial year of service in 2018), including an annual cash retainer of $70,000 for service on the Board, an annual cash retainer of $10,000 for service on the Compensation Committee with respect to Ms. Ching and an annual cash retainer of $10,000 for service on the Governance and Nominating Committee with respect to Mr. Dods. If the HT Directors are elected to continue as directors of the Company at the 2019 Annual Meeting of Shareholders, each would then become eligible to receive an award of restricted stock units under the Cincinnati Bell Inc. 2017 Stock Plan for Non-Employee Directors. Board compensation is described in the section entitled “Director Compensation” in the Company’s Proxy Statement filed with the Commission on March 16, 2018, which description is incorporated herein by reference.

Other than the preceding disclosure, no other disclosure reported in the Original Form 8-K is amended pursuant to this Amendment No. 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	August 8, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel